EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Geneva Resources, Inc. (the "Company") on Form 10-Q for the quarter ending February 28, 2010 as filed with the Securities and Exchange Commission on the date hereof (the  "Report"), I, Marcus Johnson, Chief Executive Officer/President of the Company and I, D. Bruce Horton, Chief Financial  Officer/Treasurer of the Company,  certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 19, 2010
By: /s/ MARCUS JOHNSON
_____________________________________
Marcus Johnson
Chief Executive Officer/President

Date: April 19, 2010
By: /s/ D. BRUCE HORTON
_____________________________________
D. Bruce Horton
Chief Financial Officer/Treasurer